UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05502

Comstock Funds, Inc.

(Exact name of registrant as specified in charter)

One Corporate Center
Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

John C. Ball
Gabelli Funds, LLC
One Corporate Center
Rye, New York 10580-1422

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: April 30

Date of reporting period: October 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

Comstock Capital Value Fund

Semiannual Report — October 31, 2023

To Our Shareholders,

For the six months ended October 31, 2023, the net asset value (NAV) total return per Class A Share of the Comstock Capital Value Fund was 1.6% compared with a total return of 1.4% for the Standard & Poor’s (S&P) 500 Index. See page 4 for additional performance information for all classes of shares.

Enclosed are the financial statements, including the schedule of investments, as of October 31, 2023.

Investment Objective and Strategy (Unaudited)

The Fund seeks to maximize total return, consisting of capital appreciation and current income. The Fund follows a value oriented strategy and seeks to achieve its investment objective by investing in equity and debt securities, money market instruments, and derivatives. The Fund may invest in, and may shift frequently among, a wide range of asset classes and market sectors.

Performance Discussion (Unaudited)

The first fiscal quarter saw an environment with higher sustained interest rates, with some financial buyers having difficulty securing financing commitments, likely leading to the decline in 2022. Deal spreads of previously announced transactions widened in the quarter, mainly attributed to higher sustained interest rates and a signal from global regulators of a more watchful eye over transactions. Not only have the Federal Trade Commission (FTC) and Department of Justice (DOJ) in the United States made it clear they are willing to challenge transactions that poke at the linings of merger laws, but regulators around the world, mainly in the United Kingdom, are beginning to assert their power over transactions. U.S. antitrust watchdogs introduced potential changes to the merger review process, which may require additional transaction documents lengthening the time for deals to close.

The need to compete on a global basis and grow through acquisitions remains the main underpinning for transactions to take place. As was evidenced in the quarter, announced mega deals, or those greater than $10 billion, remained muted because of the increased regulatory oversight, but smaller, highly synergistic and accretive transactions remained. While small, the improvements in certain corners of the M&A environment in the second quarter are positive signs for a broader rebound in deal-making.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (www.gabelli.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com.

Over the last several quarters, the FTC and DOJ have enforced merger laws sternly. However, several high profile transactions cleared the grasp of the U.S. antitrust enforcers in the second fiscal quarter. The FTC, Amgen, and Horizon Therapeutics agreed to a settlement in the quarter following a lawsuit by the agency, allowing the $27 billion transaction to close successfully. L3Harris closed on its acquisition of rocket maker, Aerojet Rocketdyne, after the FTC signaled it would not block the transaction. In addition, a U.S. District Court dismissed the FTC’s preliminary injunction against Microsoft’s acquisition of Activision Blizzard, putting it one step closer to completion.

Deals continue to close as buyers and sellers remain bound by their merger agreements, and activity is beginning to tick up, as buyers grow more comfortable with the potential for higher interest rates for longer, understanding that intelligent acquisitions can be terrific growth drivers for their companies.

Our largest additions to the portfolio during the period were:

Sovos Brands Inc. (1.0% of net assets as of October 31, 2023) manufactures a variety of pasta, soups, sauces, and frozen entrées, notably under the brand “Rao’s.” On August 7 the company agreed to be acquired by Campbell Soup for $23.00 cash per share or a total deal value of $2.3 billion. Sovos shareholders approved the transaction in October, but it remains subject to U.S. antitrust clearance and is expected to close in the middle of 2024.

Capri Holdings Limited (2.9%) is an apparel company that owns Versace, Jimmy Choo, Michael Kors, and other designer brands. Capri agreed to be acquired by Tapestry for $57.00 cash per share, valuing the transaction at approximately $10 billion. The transaction is subject to shareholder and regulatory approvals and is expected to close in the first half of 2024.

New Relic Inc. (3.2%) provides cloud based solutions that monitor website and enterprise software performance. New Relic agreed to be acquired by Francisco Partners for $87.00 cash per share, valuing the transaction at approximately $7 billion. The transaction is subject to shareholder and regulatory approvals and is expected to close in the first half of 2024.

Abcam plc (3.0%), is a life sciences company focused on the identification, development, and distribution of tools used in scientific research, diagnostics, and discovery. Abcam agreed to be acquired by Danaher for $24.00 cash per share, valuing the transaction at approximately $6 billion. The transaction is subject to shareholder and regulatory approvals and is expected to close in the first half of 2024.

Chase Corp. (2.1%) is a manufacturer of protective coatings and tape products. Chase Corp. agreed to be acquired by KKR for $127.50 cash per share, valuing the transaction at approximately $1 billion. The transaction is subject to shareholder and regulatory approvals and is expected to close in the fourth quarter of 2023.

Hostess Brands Inc. (1.6%) is a packed foods company with a portfolio of snacking brands. Hostess Brands agreed to be acquired by J.M. Smucker Co. for $30.00 cash and 0.03002 shares of Smucker common stock per share, valuing the transaction at approximately $6 billion. The transaction is subject to shareholder and regulatory approvals and is expected to close in the first half of 2024.

The top contributors to the Fund’s performance for the half year ended October 31, 2023 included: Horizon Therapeutics (no longer held); Reata Pharmaceuticals, Inc. (no longer held); and Activision Blizzard, Inc. (no longer held).

Some of our weaker performing stocks during the period were: Tower Semiconductor Ltd. (1.3%); Rogers Corporation (3.0%); and TEGNA, Inc. (2.4%).

Thank you for your investment in The Comstock Capital Value Fund.

We appreciate your confidence and trust.

The views expressed reflect the opinions of the Fund’s portfolio managers and Gabelli Funds, LLC, the Adviser, as of the date of this report and are subject to change without notice based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Comparative Results

Average Annual Returns through October 31, 2023 (a)(b) (Unaudited)

Total returns and average annual returns reflect changes in share price, reinvestment of distributions, and are net of expenses. Performance returns for periods of less than one year are not annualized.

	Six Months	1 Year	5 Year	10 Year	15 Year	Since Inception (10/10/85)
Class A (DRCVX)	1.58%	2.66%	(4.36)%	(9.61)%	(13.07)%	(4.87)%
With sales charge (c)	(4.26)	(3.24)	(5.67)	(10.56)	(11.48)	(5.01)
Class AAA (COMVX) (d)	1.57	2.65	(4.40)	(9.58)	(13.05)	(4.85)
Class C (CPCCX) (d)	1.55	2.50	(2.85)	(10.46)	(11.67)	(5.36)
With contingent deferred sales charge (e)	0.55	1.50	(2.85)	(10.46)	(11.67)	(5.36)
Class I (CPCRX) (d)	1.52	2.82	(2.32)	(9.84)	(10.92)	(4.67)
S&P 500 Index (f)	1.39	10.14	11.01	11.18	12.49	11.02 (g)

(a)	The Fund’s fiscal year ends on April 30.
(b)	Returns would have been lower had the Adviser not reimbursed certain expenses of the Fund.
(c)	Performance results include the effect of the maximum 5.75% sales charge at the beginning of the period.
(d)	The Class A Share NAVs are used to calculate performance for the periods prior to the issuance of Class AAA Shares on December 8, 2008, and Class C Shares and Class I Shares on August 22, 1995. The actual performance of the Class C Shares would have been lower and the Class AAA Shares and Class I Shares would have been higher due to the expenses associated with the Class A Shares.
(e)	Assuming payment of the 1% maximum contingent deferred sales charge imposed on redemptions made within one year of purchase.
(f)	The S&P 500 Index is a market capitalization weighted index of 500 large capitalization stocks commonly used to represent the U.S. equity market. Dividends are considered reinvested. You cannot invest directly in an index.
(g)	Since September 30, 1985, the date closest to the Fund’s inception date for which data is available.

In the current prospectuses dated August 28, 2023, the gross expense ratios for Comstock Capital Value Fund Class AAA, A, C, and I Shares are 4.05%, 4.05%, 4.80%, and 3.80%, respectively, and the net expense ratios for all share classes after contractual reimbursements by the Adviser is 0.00% through November 24, 2024. See page 11 for the expense ratios for the six months ended October 31, 2023. The maximum sales charge for Class A Shares and Class C Shares is 5.75% and 1.00%, respectively.

Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end.

Comstock Capital Value Fund

Disclosure of Fund Expenses (Unaudited)

For the Six Month Period from May 1, 2023 through October 31, 2023	Expense Table

We believe it is important for you to understand the impact of fees and expenses regarding your investment. All mutual funds have operating expenses. As a shareholder of a fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of a fund. When a fund’s expenses are expressed as a percentage of its average net assets, this figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your Fund’s costs in two ways:

Actual Fund Return: This section provides information about actual account values and actual expenses. You may use this section to help you to estimate the actual expenses that you paid over the period after any fee waivers and expense reimbursements. The “Ending Account Value” shown is derived from the Fund’s actual return during the past six months, and the “Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your Fund under the heading “Expenses Paid During Period” to estimate the expenses you paid during this period.

Hypothetical 5% Return: This section provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio. It assumes a hypothetical annualized return of 5% before expenses during the period shown. In this case – because the hypothetical return used is not the Fund’s actual return – the results do not apply to your investment and you cannot use the hypothetical account value and expense to estimate the actual ending account balance or expenses you paid for the period. This example is useful in making comparisons of the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees, if any, which are described in the Prospectus. If these costs were applied to your account, your costs would be higher. Therefore, the 5% hypothetical return is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Beginning Account Value	Ending Account Value	Annualized Expense	Expenses Paid During
	05/01/23	10/31/23	Ratio	Period *
Comstock Capital Value Fund
Actual Fund Return
Class AAA	$1,000.00	$1,015.70	0.00%	$0.00
Class A	$1,000.00	$1,015.80	0.00%	$0.00
Class C	$1,000.00	$1,015.50	0.00%	$0.00
Class I	$1,000.00	$1,015.20	0.00%	$0.00
Hypothetical 5% Return
Class AAA	$1,000.00	$1,025.14	0.00%	$0.00
Class A	$1,000.00	$1,025.14	0.00%	$0.00
Class C	$1,000.00	$1,025.14	0.00%	$0.00
Class I	$1,000.00	$1,025.14	0.00%	$0.00

*	Expenses are equal to the Fund’s annualized expense ratio for the last six months multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184 days), then divided by 366.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of net assets as of October 31, 2023:

Comstock Capital Value Fund

U.S. Government Obligations	38.6%
Health Care	15.7%
Computer Software and Services	7.3%
Financial Services	3.7%
Energy and Utilities	3.6%
Real Estate	3.2%
Broadcasting	3.2%
Electronics	3.0%
Food and Beverage	2.9%
Consumer Products	2.9%
Retail	2.9%
Hotels and Gaming	2.3%
Specialty Chemicals	2.1%
Business Services	1.7%
Diversified Industrial	1.5%
Semiconductors	1.4%
Consumer Services	1.3%
Closed-End Funds	0.8%
Telecommunications	0.5%
Metal and Mining	0.3%
Entertainment	0.3%
Airlines	0.2%
Machinery	0.2%
Other Assets and Liabilities (Net)	0.4%
100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission (the SEC) for the first and third quarters of each fiscal year on Form N-PORT. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-PORT is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to The Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Comstock Capital Value Fund

Schedule of Investments — October 31, 2023 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS — 59.4%
	Airlines — 0.2%
1,000	Spirit Airlines Inc.	$20,105	$11,480

	Broadcasting — 3.2%
2,000	Liberty Media Corp.-Liberty SiriusXM†	59,703	49,100
10,000	TEGNA Inc.	199,821	145,100
		259,524	194,200
	Business Services — 1.6%
1,000	Chindata Group Holdings Ltd., ADR†	8,261	8,880
1,500	Euronav NV	26,421	26,745
1,250	SP Plus Corp.†	63,449	63,162
		98,131	98,787
	Computer Software and Services — 7.3%
2,500	Arco Platform Ltd., Cl. A†	34,412	34,675
1,500	Avid Technology Inc.†	39,974	40,530
1,000	BSQUARE Corp.†	1,835	1,850
500	EngageSmart Inc.†	11,299	11,325
4,000	LiveVox Holdings Inc.†	14,503	14,440
2,250	New Relic Inc.†	190,361	195,008
1,000	Splunk Inc.†	145,792	147,160
		438,176	444,988
	Consumer Products — 2.9%
3,500	Capri Holdings Ltd.†	187,579	179,130

	Consumer Services — 1.0%
1,000	Avantax Inc.†	25,518	25,810
500	Spectrum Brands Holdings Inc.	28,789	37,660
		54,307	63,470
	Diversified Industrial — 1.3%
1,000	Stratasys Ltd.†	12,899	10,170
1,000	Textainer Group Holdings Ltd.	49,134	49,120
500	United States Steel Corp.	15,529	16,945
		77,562	76,235
	Electronics — 3.0%
1,500	Rogers Corp.†	284,332	184,335

	Energy and Utilities — 3.6%
292	Brookfield Infrastructure Corp., Cl. A	10,455	7,525
5,000	PNM Resources Inc.	234,794	211,300
		245,249	218,825
	Entertainment — 0.3%
500	Liberty Media Corp.-Liberty Live, Cl. C†	16,471	15,935
			Market
Shares		Cost	Value
	Financial Services — 3.7%
500	American Equity Investment Life Holding Co.†	$26,461	$26,480
2,000	Argo Group International Holdings Ltd.	58,248	59,680
3,000	Churchill Capital Corp. VI, Cl. A†	30,135	31,380
5,500	First Horizon Corp.	124,456	59,125
1,500	Greenhill & Co. Inc.	22,074	22,215
1,500	Pershing Square Tontine Holdings Ltd., Escrow†	0	225
2,000	Sculptor Capital Management Inc.	21,960	25,300
		283,334	224,405
	Food and Beverage — 2.9%
1,500	Blue Apron Holdings Inc., Cl. A†	19,196	19,440
3,000	Hostess Brands Inc.†	99,717	100,200
2,750	Sovos Brands Inc.†	61,666	59,702
		180,579	179,342
	Health Care — 15.5%
8,000	Abcam plc, ADR†	181,498	183,360
1,750	Amedisys Inc.†	160,395	160,107
10,000	Cyteir Therapeutics Inc.†	28,420	30,000
250	Globus Medical Inc., Cl. A†	12,967	11,428
1,000	Intercept Pharmaceuticals Inc.†	18,615	18,930
0	Kenvue Inc.	4	4
2,000	Mirati Therapeutics Inc.†	112,878	111,060
1,000	Miromatrix Medical Inc.†	3,295	3,320
4,250	NextGen Healthcare Inc.†	100,275	101,660
250	Olink Holding AB, ADR†	6,222	6,230
2,000	Orchard Therapeutics plc, ADR†	31,994	31,820
2,000	Point Biopharma Global Inc.†	24,702	25,320
1,100	Seagen Inc.†	222,551	234,091
2,500	Tabula Rasa HealthCare Inc.†	25,664	26,075
		929,480	943,405
	Hotels and Gaming — 2.3%
1,500	Atlanta Braves Holdings Inc., Cl. C†	44,596	52,170
2,500	NEOGAMES SA†	67,614	64,500
1,000	Vista Outdoor Inc.†	24,744	25,120
		136,954	141,790
	Machinery — 0.2%
3,000	Intevac Inc.†	12,298	9,630

See accompanying notes to financial statements.

Comstock Capital Value Fund

Schedule of Investments (Continued) — October 31, 2023 (Unaudited)

			Market
Shares		Cost	Value
	COMMON STOCKS (Continued)
	Metal and Mining — 0.3%
500	Teck Resources Ltd., Cl. B	$20,551	$17,670

	Real Estate — 3.2%
10,000	Copper Property CTL Pass Through Trust	105,000	104,250
4,000	Hersha Hospitality Trust, Cl. A, REIT	39,340	39,680
6,000	Seritage Growth Properties, Cl. A, REIT†	64,560	43,440
750	Star Holdings†	12,633	8,588
		221,533	195,958
	Retail — 2.9%
7,500	Albertsons Companies Inc., Cl. A	153,843	162,750
2,000	Chico’s FAS Inc.†	14,937	14,960
		168,780	177,710
	Semiconductors — 1.4%
2,500	Sequans Communications SA, ADR†	6,980	7,050
3,500	Tower Semiconductor Ltd.†	157,786	80,570
		164,766	87,620
	Specialty Chemicals — 2.1%
1,000	Chase Corp.	126,553	127,060

	Telecommunications — 0.5%
1,000	Millicom International Cellular SA†	16,909	15,710
2,000	PCTEL Inc.	13,729	13,700
		30,638	29,410
	TOTAL COMMON STOCKS	3,956,902	3,621,385

	CLOSED-END FUNDS — 0.8%
20,000	Altaba Inc., Escrow†	42,800	46,500

	PREFERRED STOCKS — 0.5%
	Consumer Services — 0.3%
831	Qurate Retail Inc.,
	8.000%, 03/15/31	38,419	19,778
			Market
Shares		Cost	Value
	Diversified Industrial — 0.2%
500	Textainer Group Holdings Ltd., 7.000%	$12,310	$12,440
	TOTAL PREFERRED STOCKS	50,729	32,218

	RIGHTS — 0.3%
	Business Services — 0.1%
2,000	Resolute Forest Products Inc., CVR†	0	4,000

	Health Care — 0.2%
500	ABIOMED Inc., CVR†	0	875
6,000	Akouos Inc., CVR†	0	4,500
1,000	Albireo Pharma Inc., CVR†	0	2,250
3,000	Chinook Therapeutics Inc., CVR†	0	1,200
1,050	CinCor Pharma Inc., CVR†	0	3,150
10,000	Concert Pharmaceuticals Inc., CVR†	0	3,000
5,000	Epizyme Inc., CVR†	0	100
500	Opiant Pharmaceuticals Inc., CVR†	0	250
6,500	Paratek Pharmaceuticals Inc., CVR†	0	130
		0	15,455
	TOTAL RIGHTS	0	19,455

Principal
Amount
	U.S. GOVERNMENT OBLIGATIONS — 38.6%
$2,380,000	U.S. Treasury Bills,
	5.357% to 5.401%††, 11/30/23 to 01/25/24	2,357,177	2,357,276

	TOTAL INVESTMENTS — 99.6%	$6,407,608	6,076,834
	Other Assets and Liabilities (Net) — 0.4%		22,953
	NET ASSETS — 100.0%		$6,099,787

†	Non-income producing security.
††	Represents annualized yields at dates of purchase.

ADR	American Depositary Receipt
CVR	Contingent Value Right
REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

Comstock Capital Value Fund

Statement of Assets and Liabilities

October 31, 2023 (Unaudited)

Assets:
Investments, at value (cost $6,407,608)	$6,076,834
Cash	120,996
Receivable from Adviser	19,024
Dividends receivable	2,737
Total Assets	6,219,591
Liabilities:
Payable for investments purchased	58,004
Payable for Fund shares redeemed	610
Payable for investment advisory fees	5,159
Payable for distribution fees	307
Payable for legal and audit fees	31,654
Payable for shareholder communications	18,315
Other accrued expenses	5,755
Total Liabilities	119,804
Net Assets
(applicable to 1,535,872 shares outstanding)	$6,099,787

Net Assets Consist of:
Paid-in capital	$139,538,417
Total accumulated loss	(133,438,630)
Net Assets	$6,099,787

Shares of Capital Stock, each at $0.001 par value:
Class AAA:
Net Asset Value, offering, and redemption price per share ($334,960 ÷ 86,478 shares outstanding; 25,000,000 shares authorized)	$3.87
Class A:
Net Asset Value and redemption price per share ($1,066,708 ÷ 276,157 shares outstanding; 25,000,000 shares authorized)	$3.86
Maximum offering price per share (NAV ÷ 0.9425, based on maximum sales charge of 5.75% of the offering price)	$4.10
Class C:
Net Asset Value and offering price per share ($10,573 ÷ 3,219 shares outstanding; 25,000,000 shares authorized)	$3.28	(a)
Class I:
Net Asset Value, offering, and redemption price per share ($4,687,546 ÷ 1,170,018 shares outstanding; 25,000,000 shares authorized)	$4.01

(a)	Redemption price varies based on the length of time held.

Statement of Operations

For the Six Months Ended October 31, 2023 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $10)	$21,507
Interest	45,357
Total Investment Income	66,864
Expenses:
Investment advisory fees	29,597
Distribution fees - Class A	1,402
Distribution fees - Class AAA	373
Distribution fees - Class C	53
Legal and audit fees	27,135
Shareholder communications expenses	21,376
Directors’ fees	12,500
Shareholder services fees	10,220
Custodian fees	5,210
Miscellaneous expenses	6,910
Total Expenses	114,776
Less:
Expense reimbursements (See Note 3)	(113,434)
Expenses paid indirectly by broker (See Note 6)	(1,185)
Custodian fee credits	(157)
Total Reimbursements and Credits	(114,776)
Net Expenses	—
Net Investment Income	66,864

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency:
Net realized gain on investments	205,072
Net realized loss on foreign currency transactions	(7)
Net realized gain on investments and foreign currency transactions	205,065
Net change in unrealized appreciation/depreciation:
on investments	(181,008)
Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency	24,057
Net Increase in Net Assets Resulting from Operations	$90,921

See accompanying notes to financial statements.

Comstock Capital Value Fund

Statement of Changes in Net Assets

	Six Months Ended October 31, 2023 (Unaudited)	Year Ended April 30, 2023
Operations:
Net investment income	$66,864	$98,932
Net realized gain on investments and foreign currency transactions	205,065	217,731
Net change in unrealized appreciation/depreciation on investments	(181,008)	(138,474)
Net Increase in Net Assets Resulting from Operations	90,921	178,189

Capital Stock Transactions:
Proceeds from shares issued
Class AAA	77,430	88,383
Class A	236	16,406
Class I	1,005,000	1,282,290
Total proceeds from shares issued	1,082,666	1,387,079

Cost of shares redeemed
Class AAA	(1,024)	(32,154)
Class A	(113,407)	(94,306)
Class C	—	(24,997)
Class I	(126,285)	(402,285)
Total cost of shares redeemed	(240,716)	(553,742)

Net Increase in Net Assets from Capital Stock Transactions	841,950	833,337

Net Increase in Net Assets	932,871	1,011,526

Net Assets:
Beginning of year	5,166,916	4,155,390
End of period	$6,099,787	$5,166,916

See accompanying notes to financial statements.

Comstock Capital Value Fund

Financial Highlights

Selected data for a share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations								Ratios to Average Net Assets/Supplemental Data
Year Ended April 30	Net Asset Value, Beginning of Year	Net Investment Income (Loss)(a)	Net Realized and Unrealized Gain (Loss) on Investments		Total from Investment Operations	Redemption Fees(a)		Net Asset Value, End of Period	Total Return†	Net Assets, End of Period (in 000’s)	Net Investment Income (Loss)		Operating Expenses Before Reimbursement		Operating Expenses Net of Reimbursement		Portfolio Turnover Rate
Class AAA
2024(b)	$3.81	$0.04	$0.02		$0.06	$—		$3.87	1.57%	$335	2.29	%(c)	4.06	%(c)	0.00	%(c)(d)(e)	141%
2023	3.66	0.07	0.08		0.15	—		3.81	4.10	255	1.94		4.05		0.00	(d)(e)(f)	265
2022	3.70	(0.07)	0.03		(0.04)	—		3.66	(1.08)	190	(1.82)		4.93		1.95	(d)(e)(g)	243
2021	3.81	(0.11)	(0.00	)(h)	(0.11)	0.00	(i)	3.70	(2.89)	208	(3.00)		4.12		3.12	(d)	0	(j)
2020	4.31	(0.15)	(0.35)		(0.50)	0.00	(i)	3.81	(11.60)	245	(3.60)		7.49		5.80	(e)(g)(k)(l)	79
2019	5.05	(0.05)	(0.69)		(0.74)	0.00	(i)	4.31	(14.65)	1,498	(1.02)		3.38		3.38	(e)(g)(k)	0	(j)
Class A
2024(b)	$3.80	$0.04	$0.02		$0.06	$—		$3.86	1.58%	$1,067	2.25	%(c)	4.07	%(c)	0.00	%(c)(d)(e)	141%
2023	3.65	0.09	0.06		0.15	—		3.80	4.11	1,162	2.39		4.05		0.00	(d)(e)(f)	265
2022	3.69	(0.07)	0.03		(0.04)	—		3.65	(1.08)	1,193	(1.95)		4.93		2.07	(d)(e)(g)	243
2021	3.80	(0.11)	(0.00	)(h)	(0.11)	0.00	(i)	3.69	(2.89)	1,554	(3.00)		4.12		3.12	(d)	0	(j)
2020	4.29	(0.16)	(0.33)		(0.49)	0.00	(i)	3.80	(11.42)	1,715	(3.89)		7.74		6.05	(e)(g)(k)(l)	79
2019	5.03	(0.05)	(0.69)		(0.74)	0.00	(i)	4.29	(14.71)	6,006	(1.07)		3.38		3.38	(e)(g)(k)	0	(j)
Class C
2024(b)	$3.23	$0.04	$0.01		$0.05	$—		$3.28	1.55%	$11	2.25	%(c)	4.82	%(c)	0.00	%(c)(e)	141%
2023	3.10	0.09	0.04		0.13	—		3.23	4.19	10	2.96		4.80		0.00	(d)(e)(f)	265
2022	3.15	(0.07)	0.02		(0.05)	—		3.10	(1.59)	35	(2.38)		5.68		2.50	(d)(e)(g)	243
2021	3.24	(0.09)	(0.00	)(h)	(0.09)	0.00	(i)	3.15	(2.78)	49	(3.73)		4.87		3.87	(d)	0	(j)
2020	3.69	(0.14)	(0.31)		(0.45)	0.00	(i)	3.24	(12.20)	330	(3.90)		7.81		6.12	(e)(g)(k)(l)	79
2019	4.36	(0.07)	(0.60)		(0.67)	0.00	(i)	3.69	(15.37)	2,164	(1.81)		4.13		4.13	(e)(g)(k)	0	(j)
Class I
2024(b)	$3.95	$0.05	$0.01		$0.06	$—		$4.01	1.52%	$4,687	2.26	%(c)	3.82	%(c)	0.00	%(c)(d)(e)	141%
2023	3.79	0.08	0.08		0.16	—		3.95	4.22	3,740	2.10		3.80		0.00	(d)(e)(f)	265
2022	3.82	(0.05)	0.02		(0.03)	—		3.79	(0.79)	2,737	(1.43)		4.68		1.58	(d)(e)(g)	243
2021	3.92	(0.10)	(0.00	)(h)	(0.10)	0.00	(i)	3.82	(2.55)	1,987	(2.75)		3.87		2.87	(d)	0	(j)
2020	4.42	(0.11)	(0.39)		(0.50)	0.00	(i)	3.92	(11.31)	2,263	(2.65)		6.51		4.82	(e)(g)(k)(l)	79
2019	5.17	(0.04)	(0.71)		(0.75)	0.00	(i)	4.42	(14.51)	6,316	(0.82)		3.13		3.13	(e)(g)(k)	0	(j)

†	Total return represents aggregate total return of a hypothetical investment at the beginning of the year and sold at the end of the period including reinvestment of distributions and does not reflect the applicable sales charges. Total return for a period of less than one year is not annualized.
(a)	Per share amounts have been calculated using the average shares outstanding method.
(b)	For the six months ended October 31, 2023, unaudited.
(c)	Annualized.
(d)	For the six months ended October 31, 2023 and the years ended April 30, 2023, 2022, and 2021, the Adviser reimbursed and/or waived expenses of $113,434, $174,961, $114,019, and $40,792, respectively.
(e)	The Fund received credits from a designated broker who agreed to pay certain Fund expenses. For the six months ended October 31, 2023 and the years ended April 30, 2023, 2022, and 2020, if credits had not been received, the expense ratios would have been 0.04%, 0.01%, 1.96%, and 5.81% (Class AAA), 0.04%, 0.01%, 2.08%, and 6.06% (Class A), 0.04%, 0.01%, 2.51%, and 6.13% (Class C), and 0.04%, 0.01%, 1.59%, and 4.83% (Class I). For the year ended April 30, 2019, there was no impact on the expense ratios and for the year ended April 30, 2021, the Fund did not receive any credits from the designated broker.
(f)	Amount represents less than 0.005%.
(g)	The Fund incurred interest expense during the years ended April 30, 2022, 2020, and 2019. For the year ended April 30, 2022, if interest expense had not been incurred, the ratios of operating expenses to average net assets would have been 1.94% (Class AAA), 2.06% (Class A), 2.49% (Class C), and 1.57% (Class I). For the years ended April 30, 2020 and 2019, the effect of interest expense was minimal.
(h)	Amount represents less than $(0.005) per share.
(i)	Amount represents less than $0.005 per share.
(j)	Amount represents less than 0.5%.
(k)	The Fund incurred dividend expense and service fees on securities sold short. If these expenses and fees had not been incurred, the ratios of operating expenses to average net assets for the years ended April 30, 2020 and 2019 would have been 5.36% and 2.67% (Class AAA), 5.64% and 2.67% (Class A), 5.68% and 3.42% (Class C), and 4.38% and 2.42% (Class I).
(l)	During the fiscal year ended April 30, 2020, the Adviser directly paid legal fees on behalf of the Fund. If the Fund had paid these expenses, the expense ratios for that period would have been 7.48% (Class AAA), 7.73% (Class A), 7.80% (Class C), and 6.50% (Class I).

See accompanying notes to financial statements.

The Gabelli Comstock Capital Value Fund

Notes to Financial Statements (Unaudited)

1. Organization. Comstock Capital Value Fund is the sole series of the Comstock Funds, Inc. (the Company). The Fund is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act). The Fund seeks to maximize total return, consisting of capital appreciation and current income.

2. Significant Accounting Policies. As an investment company, the Fund follows the investment company accounting and reporting guidance, which is part of U.S. generally accepted accounting principles (GAAP) that may require the use of management estimates and assumptions in the preparation of its financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the Board) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the Adviser).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt obligations for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded. OTC futures and options on futures for which market quotations are readily available will be valued by quotations received from a pricing service or, if no quotations are available from a pricing service, by quotations obtained from one of more dealers in the instrument in question by the Adviser.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and non-financial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value American Depositary Receipt securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

The Gabelli Comstock Capital Value Fund

Notes to Financial Statements (Unaudited) (Continued)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

●	Level 1 — quoted prices in active markets for identical securities;

●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

●	Level 3 — significant unobservable inputs (including the Board’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities by inputs used to value the Fund’s investments as of October 31, 2023 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Total Market Value at 10/31/23
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks
Financial Services	$224,180	$225	$224,405
Other Industries (a)	3,396,980	—	3,396,980
Total Common Stocks	3,621,160	225	3,621,385
Closed-End Funds	—	46,500	46,500
Preferred Stocks (a)	32,218	—	32,218
Rights (a)	—	19,455	19,455
U.S. Government Obligations	—	2,357,276	2,357,276
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$3,653,378	$2,423,456	$6,076,834

(a)	Please refer to the Schedule of Investments for the industry classifications of these portfolio holdings.

The Fund held no Level 3 investments at October 31, 2023 or April 30, 2023. The Fund’s policy is to recognize transfers among levels as of the beginning of the reporting period.

Additional Information to Evaluate Qualitative Information.

General. The Fund uses recognized industry pricing services – approved by the Board and unaffiliated with the Adviser – to value most of its securities, and uses broker quotes provided by market makers of securities not valued by these and other recognized pricing sources. Several different pricing feeds are received to value domestic equity securities, international equity securities, preferred equity securities, and fixed income securities. The data within these feeds are ultimately sourced from major stock exchanges and trading systems where these securities trade. The prices supplied by external sources are checked by obtaining quotations or actual transaction prices from market participants. If a price obtained from the pricing source is deemed unreliable, prices will be sought from another pricing service or from a broker/dealer that trades that security or similar securities.

The Gabelli Comstock Capital Value Fund

Notes to Financial Statements (Unaudited) (Continued)

Fair Valuation. Fair valued securities may be common or preferred equities, warrants, options, rights, or fixed income obligations. Where appropriate, Level 3 securities are those for which market quotations are not available, such as securities not traded for several days, or for which current bids are not available, or which are restricted as to transfer. When fair valuing a security, factors to consider include recent prices of comparable securities that are publicly traded, reliable prices of securities not publicly traded, the use of valuation models, current analyst reports, valuing the income or cash flow of the issuer, or cost if the preceding factors do not apply. A significant change in the unobservable inputs could result in a lower or higher value in Level 3 securities. The circumstances of Level 3 securities are frequently monitored to determine if fair valuation measures continue to apply.

The Adviser reports quarterly to the Board the results of the application of fair valuation policies and procedures. These may include backtesting the prices realized in subsequent trades of these fair valued securities to fair values previously recognized.

Securities Transactions and Investment Income. Securities transactions are accounted for on the trade date with realized gain/(loss) on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on an accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method or amortized to earliest call date, if applicable. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Determination of Net Asset Value and Calculation of Expenses. Certain administrative expenses are common to, and allocated among, various affiliated funds. Such allocations are made on the basis of each fund’s average net assets or other criteria directly affecting the expenses as determined by the Adviser pursuant to procedures established by the Board.

In calculating the NAV per share of each class, investment income, realized and unrealized gains and losses, redemption fees, and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day. Distribution expenses are borne solely by the class incurring the expense.

Custodian Fee Credits and Interest Expense. When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee of 110% of the 90 day U.S. Treasury Bill rate on outstanding balances. This amount, if any, would be included in the Statement of Operations.

Distributions to Shareholders. Distributions to shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and timing differences. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

The Gabelli Comstock Capital Value Fund

Notes to Financial Statements (Unaudited) (Continued)

Provision for Income Taxes. The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the Code). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

At April 30, 2023, the Fund had net capital loss carryforwards for federal income tax purposes which are available to reduce future required distributions of net capital gains to shareholders. Capital losses that are carried forward will retain their character as either short term or long term capital losses.

Short term capital loss carryforward with no expiration	$(74,834,214)
Long term capital loss carryforward with no expiration	(58,644,150)
Total capital loss carryforwards	$(133,478,364)

The following summarizes the tax cost of investments and the related net unrealized depreciation at October 31, 2023:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Investments	$6,407,652	$84,452	$(415,270)	$(330,818)

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. During the six months ended October 31, 2023, the Fund did not incur any income tax, interest, or penalties. As of October 31, 2023, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. The Fund’s federal and state tax returns for the prior three fiscal years remain open, subject to examination. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3. Investment Advisory Agreement and Other Transactions. The Fund has entered into an investment advisory agreement (the Advisory Agreement) with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00% of the value of its average daily net assets. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio, oversees the administration of all aspects of the Fund’s business and affairs, and pays the compensation of all Officers and Directors of the Fund who are affiliated persons of the Adviser.

The Adviser has contractually agreed to waive its investment advisory fee and/or reimburse expenses to the extent necessary to maintain the total operating expenses (excluding brokerage costs, acquired fund fees and expenses, interest, taxes, and extraordinary expenses) at an annual rate of 0.00% for all classes of shares, on the first $25 million in Fund net assets. This arrangement is in effect until at least November 24, 2024. For the six months ended October 31, 2023, the Adviser reimbursed the Fund in the amount of $113,434.

The Gabelli Comstock Capital Value Fund

Notes to Financial Statements (Unaudited) (Continued)

4. Distribution Plan. The Fund’s Board has adopted a distribution plan (the Plan) for each class of shares, except for Class I Shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Class AAA, Class A, and Class C Share Plans, payments are authorized to G.distributors, LLC (the Distributor), an affiliate of the Adviser, at annual rates of 0.25%, 0.25%, and 1.00%, respectively, of the average daily net assets of those classes, the annual limitations under each Plan. Such payments are accrued daily and paid monthly.

5. Portfolio Securities. Purchases and sales of securities during the six months ended October 31, 2023, other than short term securities and U.S. Government obligations, aggregated $5,877,215 and $6,076,462, respectively.

6. Transactions with Affiliates and Other Arrangements. During the six months ended October 31, 2023, the Fund received credits from a designated broker who agreed to pay certain Fund operating expenses. The amount of such expenses paid through this directed brokerage arrangement during this period was $1,185.

7. Capital Stock. Effective November 24, 2021, the Fund reopened its shares for sale. Class AAA and Class I Shares are offered without a sales charge. Class A Shares are subject to a maximum front-end sales charge of 5.75%. Class C Shares are subject to a 1.00% contingent deferred sales charge for one year after purchase.

Transactions in shares of capital stock were as follows:

	Six Months Ended October 31, 2023 (Unaudited)	Year Ended April 30, 2023
	Shares	Shares
Class AAA
Shares sold	19,956	23,577
Shares redeemed	(268)	(8,699)
Net increase	19,688	14,878
Class A
Shares sold	61	4,416
Shares redeemed	(29,505)	(25,633)
Net (decrease)	(29,444)	(21,217)
Class C
Shares redeemed	—	(8,051)
Net (decrease)	—	(8,051)
Class I
Shares sold	253,465	329,363
Shares redeemed	(31,338)	(104,443)
Net increase	222,127	224,920

8. Significant Shareholder. As of October 31, 2023, 49.6% of the Fund was beneficially owned by the Adviser and its affiliates, including managed accounts for which the affiliates of the Adviser have voting control but disclaim pecuniary interest.

9. Indemnifications. The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

The Gabelli Comstock Capital Value Fund

Notes to Financial Statements (Unaudited) (Continued)

10. Subsequent Events. Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

COMSTOCK CAPITAL VALUE FUND

One Corporate Center

Rye, NY 10580-1422

Portfolio Managers’ Biographies

Joseph Gabelli rejoined GAMCO Investors, Inc. in 2018 after serving as a data strategy consultant for Alt/S, an early stage Boston based healthcare, media, and marketing analytics firm, beginning in July 2017. From 2008 until June 2017, he served as an equity research analyst covering the global food and beverage industry for GAMCO Investors, Inc. and its affiliate, Associated Capital Group. He began his investment career at Integrity Capital Management, a Boston based equity hedge fund, where he focused on researching small and micro-cap companies in the technology, healthcare, and consumer discretionary sectors. Mr. Gabelli holds a BA from Boston College and an MBA degree from Columbia Business School, where he graduated with Dean’s Honors and Distinction.

Willis M. Brucker is a portfolio manager of Gabelli Funds, LLC and global merger arbitrage analyst with experience analyzing and investing in global merger transactions and special situations. He joined GAMCO Investors, Inc. in 2004 as a research analyst after graduating from Boston College with a B.S. in Finance and Corporate Reporting and Analysis.

Ralph Rocco is a partner and senior portfolio manager at Gabelli and leads the merger portfolio team. Mr. Rocco has extensive merger investing experience that spans three decades and specializes in all aspects of complex global merger transactions. He holds a BA in Economics from Rutgers University.

Paolo Vicinelli is a senior portfolio manager and analyst of various portfolios managed by the Gabelli organization. Mr. Vicinelli has over 25 years of investment experience focusing on global special situations and complex merger transactions. Mr. Vicinelli is a co-author of “Deals...Deals...and More Deals,” a detailed narrative dedicated to M&A first published by Gabelli University Press in 1999. Mr. Vicinelli graduated from Colgate University in 1991 with a BA in History and received his MBA in Finance from Columbia Business School in 1999.

Gabelli Funds and Your Personal Privacy

Who are we?

The Gabelli Funds are investment companies registered with the Securities and Exchange Commission under the Investment Company Act of 1940. We are managed by Gabelli Funds, LLC, which is affiliated with GAMCO Investors, Inc., a publicly held company with subsidiaries and affiliates that provide investment advisory services for a variety of clients.

What kind of non-public information do we collect about you if you become a fund shareholder?

If you apply to open an account directly with us, you will be giving us some non-public information about yourself. The non-public information we collect about you is:

●	Information you give us on your application form. This could include your name, address, telephone number, social security number, bank account number, and other information.

●	Information about your transactions with us, any transactions with our affiliates, and transactions with the entities we hire to provide services to you. This would include information about the shares that you buy or redeem. If we hire someone else to provide services — like a transfer agent — we will also have information about the transactions that you conduct through them.

What information do we disclose and to whom do we disclose it?

We do not disclose any non-public personal information about our customers or former customers to anyone other than our affiliates, our service providers who need to know such information, and as otherwise permitted by law. If you want to find out what the law permits, you can read the privacy rules adopted by the Securities and Exchange Commission. They are in volume 17 of the Code of Federal Regulations, Part 248. The Commission often posts information about its regulations on its website, www. sec.gov.

What do we do to protect your personal information?

We restrict access to non-public personal information about you to the people who need to know that information in order to provide services to you or the fund and to ensure that we are complying with the laws governing the securities business. We maintain physical, electronic, and procedural safeguards to keep your personal information confidential.

GABELLI
FUNDS

COMSTOCK CAPITAL VALUE FUND

Semiannual Report
October 31, 2023

t 800-GABELLI (800-422-3554)
f 914-921-5118
e info@gabelli.com
GABELLI.COM

Net Asset Values per share available daily

by calling 800-GABELLI after 7:00 P.M.

BOARD OF DIRECTORS

Anthony S. Colavita
Attorney,
Anthony S. Colavita, P.C.

Vincent D. Enright
Former Senior Vice President
and Chief Financial Officer,
KeySpan Corp.

Werner J. Roeder
Former Medical Director,
Lawrence Hospital

OFFICERS

John C. Ball
President, Treasurer, Principal
Financial and Accounting Officer

Peter Goldstein
Secretary and Vice President

Richard J. Walz
Chief Compliance Officer

DISTRIBUTOR
G.distributors, LLC

CUSTODIAN
The Bank of New York Mellon

TRANSFER AGENT, AND DIVIDEND DISBURSING AGENT
DST Asset Manager Solutions, Inc.

LEGAL COUNSEL
Paul Hastings LLP

This report is submitted for the general information of the shareholders of the Comstock Capital Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

GABCOOCT23SAR

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Comstock Funds, Inc.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	December 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Executive Officer

Date	December 29, 2023

By (Signature and Title)*	/s/ John C. Ball
John C. Ball, Principal Financial Officer and Treasurer

Date	December 29, 2023

* Print the name and title of each signing officer under his or her signature.